UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K
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CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): June 12, 2020
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HEALTH CATALYST, INC.
(Exact name of registrant as specified in its charter)
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Delaware	001-38993	45-3337483
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
3165 Millrock Drive #400
Salt Lake City, UT 84121
(Address of principal executive offices, including zip code)

(801) 708-6800
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
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Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of exchange on which registered
Common Stock, par value $0.001 per share	HCAT	The Nasdaq Global Select Market
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Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☒

Item 5.07. Submission of Matters to a Vote of Security Holders.

On June 12, 2020, Health Catalyst, Inc. (the “Company”) held its annual meeting of stockholders (the “Annual Meeting”). The Company's stockholders voted on two proposals at the Annual Meeting, each of which is described in greater detail in the Company’s definitive proxy statement filed with the U.S. Securities and Exchange Commission on April 28, 2020. The number of shares of the Company's common stock entitled to vote at the Annual Meeting was 38,094,527. The number of shares of the Company's common stock present or represented by valid proxy at the Annual Meeting was 28,819,291. The final voting results with respect to each such proposal are set forth below.

Proposal 1 – Election of Directors
The Company's stockholders elected each of the three persons named below to serve as a Class I director of the Company to serve a three-year term ending at the 2023 annual meeting or until his or her successor is elected and qualified. The results of such vote were as follows:

Director Name	Votes For	Votes Withheld
Timothy G. Ferris	19,460,458	5,164,637
Anita V. Pramoda	19,629,270	4,995,825
S. Dawn Smith	24,577,118	47,977

There were 4,194,196 broker non-votes regarding this proposal.

Proposal 2 – Ratification of Appointment of Independent Registered Public Accounting Firm
The Company's stockholders ratified the appointment of Ernst & Young LLP to perform the audit of the Company’s consolidated financial statements for the fiscal year ending December 31, 2020. The results of such vote were as follows:

Votes For	Votes Against	Abstentions
28,723,646	93,971	1,674

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HEALTH CATALYST, INC.

Date: June 18, 2020	By:	/s/ J. Patrick Nelli
J. Patrick Nelli

Chief Financial Officer